EXHIBIT 10.7


                           FIRST AMENDMENT AND CONSENT
                           ---------------------------

     FIRST AMENDMENT AND CONSENT (this "Amendment"), dated as of December 3, 1997, among SILGAN HOLDINGS INC., a Delaware corporation ("Silgan"), SILGAN CONTAINERS CORPORATION, a Delaware corporation ("Containers"), SILGAN PLASTICS CORPORATION, a Delaware corporation ("Plastics", and together with Silgan and Containers, the "Borrowers," and each individually, a "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as Syndication Agent (in such capacity, the "Syndication Agent"), GOLDMAN SACHS CREDIT PARTNERS L.P. and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, BANKERS TRUST COMPANY, GOLDMAN SACHS CREDIT PARTNERS L.P. and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Arrangers (in such capacity, the "Co-Arrangers"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrowers, the Banks, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Co-Arrangers are parties to a Credit Agreement, dated as of July 29, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

     WHEREAS, Plastics intends to contribute certain manufacturing, selling and distributing operations to a new Wholly-Owned Domestic Subsidiary of Plastics ("Plastics Operating") in exchange for 100% of the capital stock of Plastics Operating (the "Plastics Contribution");

     WHEREAS, Containers intends to contribute certain manufacturing, selling and distributing operations to a new Wholly-Owned Domestic Subsidiary of Containers ("Containers Operating") in exchange for 100% of the capital stock of Containers Operating (the "Containers Contribution");

     WHEREAS, Silgan desires, and the Administrative Agent has agreed, that Plastics Operating and Containers Operating become Revolving Borrowers under the Credit Agreement;

     WHEREAS, Silgan has requested and the Banks have agreed, to certain consents to the Credit Agreement to consummate the transactions described in the three preceding recitals and to effect a certain amendment to the Credit Agreement, in each case as provided herein; and



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     WHEREAS,  subject to the terms and conditions set forth below,  the parties hereto agree as follows:

     NOW, THEREFORE, it is agreed:

     1. Notwithstanding  anything to the contrary contained in Sections 8.02 and
8.05 of the Credit Agreement, the Banks hereby consent to (i) the consummation by Containers of the Containers Contribution and (ii) the consummation by Plastics of the Plastics Contribution.

     2.  In  accordance  with  Section  5.03(i)  of the  Credit  Agreement,  the
Administrative Agent hereby consents to Plastics Operating and Containers Operating each becoming a Revolving Borrower; provided, however, prior to the time that each of Plastics Operating and Containers Operating becomes a Revolving Borrower, Plastics Operating and Containers Operating shall have satisfied each of the conditions set forth in Sections 5.03(ii), (iii) and (iv) of the Credit Agreement.

     3. The definition of "Net Insurance Proceeds" set forth in Section 10.01 of the Credit Agreement is hereby amended by deleting the parenthetical appearing therein and inserting the parenthetical "(net of (i) reasonable costs and taxes associated therewith and (ii) and, in the case of Net Insurance Proceeds received by Holdings or any of its Subsidiaries solely in respect of the assets or property of Canadian Holdco or any of its Subsidiaries, any amounts required to be applied under the Canadian Credit Facility)" in lieu thereof.

     4. Upon the creation of Plastics Operating and Containers Operating, Plastics and Container will (i) pledge the capital stock of Plastics Operating and Containers Operating, respectively, pursuant to the Pledge Agreement and deliver to the Collateral Agent the certificates representing such stock, together with stock powers duly executed in blank and (ii) cause Plastics Operating and Containers Operating, respectively, to satisfy the conditions set forth in Section 8.11 of the Credit Agreement. In addition, prior to the consummation of the Plastics Contribution or the Containers Contribution, Plastics and Containers will ensure that the Liens created pursuant to the Security Documents on the assets so contributed remain in full force and effect and fully perfected at least to the same extent as such Liens existed immediately prior to such contributions.

     5. In order to induce the Banks to enter into this Amendment, each Credit Party hereby represents and warrants that (i) all representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this Amendment.



                                      -2-
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     6. This  Amendment  is  limited as  specified  and shall not  constitute  a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower and the Administrative Agent.

     8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     9. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent as its Notice Office.

     10. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.



                                      -3-
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     IN WITNESS WHEREOF,  each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       SILGAN HOLDINGS, INC.


                                       By:___________________________________
                                          Name:
                                          Title:


                                       SILGAN CONTAINERS CORPORATION


                                       By:___________________________________
                                          Name:
                                          Title:


                                       SILGAN PLASTICS CORPORATION


                                       By:___________________________________
                                          Name:
                                          Title:


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                                       BANKERS TRUST COMPANY,
                                       Individually, and as Administrative Agent and as a Co-Arranger


                                       By:___________________________________
                                          Title:



                                       BANK OF AMERICA NATIONAL TRUST &
                                         SAVINGS ASSOCIATION,
                                         Individually, and as Syndication Agent
                                         and as a Co-Arranger


                                       By:___________________________________
                                          Title:



                                       GOLDMAN SACHS CREDIT PARTNERS
                                       L.P.,
                                       Individually, and as a Co-Documentation
                                       Agent and as a Co-Arranger


                                       By:____________________________________
                                          Title:




                                       MORGAN STANLEY SENIOR FUNDING,
                                       INC.,
                                       Individually, and as a Co-Documentation
                                       Agent and as a Co-Arranger


                                       By:____________________________________
                                          Title: